November 2020 New Valley LLC, the real estate subsidiary of Vector Group Ltd. (NYSE: VGR), is a diversified real estate services and technology company that owns Douglas Elliman Realty, LLC and is seeking to acquire or invest in additional real estate properties or ventures. 1 NEW VALLEY REAL ESTATE INVESTMENTS1 New Valley’s New York Real Estate Investments 1. 10 Madison Square West Flatiron District/NoMad (in liquidation) 2 New Valley has invested approximately $154 million , as of September 30, 2020, in a broad portfolio of 2. 11 Beach Street TriBeCa real estate ventures. 3. 20 Times Square Times Square (in liquidation) 4. 111 Murray Street TriBeCa 5. 160 Leroy Street Greenwich Village (in liquidation) New Valley’s Real Estate Investment Portfolio1 6. 215 Chrystie Street Lower East Side 7. The Dutch Long Island City 8. 1 QPS Tower Long Island City (in liquidation) Land Development/Real Apartments/ Condo- Commercial Retail/ 9. Park Lane Hotel Central Park South Estate Held for Sale, net miniums/Hotels O ice Assets 10. 125 Greenwich Street Financial District 9 17 11. The XI (formerly “The Eleventh”) West Chelsea West Hollywood Edition The Plaza at Harmon 8 12. 15 East 19th Street (formerly “New Brookland”) Brooklyn (West Hollywood) Meadow (New Jersey) 7 13. The Dime (Havemeyer Street) Brooklyn 3 14. 352 6th Avenue Brooklyn 500 Broadway Maryland Portfolio 15. 9 DeKalb Brooklyn (Santa Monica) (Baltimore County) 16. Meatpacking Plaza Meatpacking District 17. Parker New York Central Park South NY City 1 Investments 11 1 16 International Investments Coral Beach Wynn Las Vegas 5 13 and Tennis Club Retail (Nevada) Takanasee 6 Bermuda (New Jersey) 4 2 Fontainebleau West Hialeah (Las Vegas) (Miami) 10 Escena 87 Park The Park on Fi h Monad Terrace EXECUTIVE MANAGEMENT 12 (Palm Springs) (Miami Beach) (Miami Beach) (Miami Beach) 15 14 Howard M. Lorber President and Chief Executive O icer DOUGLAS ELLIMAN Richard J. Lampen Executive Vice President • Largest residential real estate brokerage firm in New York metropolitan area and fourth-largest in the United States. J. Bryant Kirkland III Senior Vice President, Chief Financial O icer and Treasurer • Closings of $25.3 billion for the last 12 months ended September 30, 2020; Douglas Elliman has more than 7,000 a iliated agents and approximately 95 o ices in the U.S. Marc N. Bell Senior Vice President, Secretary and General Counsel • Maintains an alliance with Knight Frank— the largest independent residential brokerage J. David Ballard in the United Kingdom— to jointly market high-end properties, providing a network with Senior Vice President, Enterprise E iciency and CTO approximately 500 o ices across 60 countries with approximately 19,000 a iliated agents. COMPANY HIGHLIGHTS • Revenues and Adjusted EBITDA (loss) at Douglas Elliman of $685 million and ($0.4 million),3 respectively, for the last 12 months ended September 30, 2020. • Executive o ices in Manhattan and Miami Douglas Elliman Closings New Valley Revenues - LTM 9/30/20 New Valley Adjusted EBITDA3 Real Estate Brokerage Commissions Property Management $28.8B Revenues from Investments in Real Estate Other $28.1B $21M $8M $27.9M $26.1B $25.3B $34M $24.5B $22.4B $10.3M $6.1M $709M $18.2B 2017 2018 2019 ($0.7M) LTM $646M 2014 2015 2016 2017 2018 2019 LTM 9/30/20 9/30/20 1 Please refer to Vector Group Ltd.’s Form 10-Q for the period ended September 30, 2020 in the section “Summary of Real Estate Investments” section of Item 2 - Management’s Discussion and Analysis of Financial Condition and Results of Operations. Some of the described ventures have been substantially monetized as of September 30, 2020. 2 Net of cash returned. 3 New Valley’s net income (loss) was $37.6M, $14.8M, $(11.4M) and $(95.8M) for the periods presented. Adjusted EBITDA is a non-GAAP ﬁ nancial measure. For a reconciliation of Net income to Adjusted EBITDA, please see Vector Group Ltd.’s Current Reports on Form 8-K, ﬁ led on May 3, 2019, and February 28, 2020 and dated November 4, 2020 and Form 10-K for the ﬁ scal year ended December 31, 2019 and Form 10-Q for the quarterly period ended September 30, 2020 as well as the Disclaimer to this document on Page 2. New Valley’s Adjusted EBITDA do not include an allocation of Vector Group Ltd.’s Corporate and Other Expenses (for purposes of computing Adjusted EBITDA) of $13.0M. $15.0M, $17.1M and $15.1M for the periods presented, respectively. Contact: Emily Claﬀ ey / Ben Spicehandler / Columbia Clancy of Sard Verbinnen & Co (212) 687-8080 newvalley.com